Exhibit 10.3

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS (SUCH FEDERAL AND STATE LAWS, THE “SECURITIES LAWS”), (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE SECURITIES ACT AS EVIDENCED BY THE COMPANY BEING FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT, OR (C) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES.

WARRANT TO PURCHASE SHARES OF COMMON STOCK

OF

MAGNUM HUNTER RESOURCES CORPORATION

THIS CERTIFIES THAT [•], the registered holder hereof or its permitted assigns (the “Holder”) is entitled, at any time prior to 5:00 p.m. New York City time on the Expiration Date (as hereinafter defined), to purchase from Magnum Hunter Resources Corporation, a Delaware corporation (the “Company”), up to [•] shares (subject to adjustment as provided herein) of common stock, $0.01 par value per share (the “Common Stock”), of the Company, in whole or in part, at the exercise price of $8.50 per share (subject to adjustment as provided herein) (the “Exercise Price”), all on the terms and conditions and pursuant to the provisions hereinafter set forth.

1.                                      DEFINITIONS.  As used in this Warrant, the following terms have the respective meanings set forth below.

“Business Day” means any day other than a Saturday, Sunday or other day on which banking institutions in New York City are authorized or required by law or executive order to close.

“Expiration Date” means April 15, 2016.

“Other SPA Warrants” means each warrant issued pursuant to Section 1(a) of the Purchase Agreement (other than this Warrant).

“Person” means any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof.

“Purchase Agreement” means that certain Securities Purchase Agreement, dated as of May 27, 2014 by and among the Company, the Holder and other investors party thereto, as amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Warrant” means this Warrant and all warrants issued upon permitted transfer, division or combination of, or in substitution for, this Warrant or any such other Warrant.

“Warrant Agreement” means that certain Warrant Agreement dated as of October 15, 2013 by and between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent, as amended from time to time after the date hereof in accordance with Section 13.9.

“Warrant Shares” means the shares of Common Stock purchased or, as the context requires, that may be purchased by Holder upon the exercise of this Warrant.

2.                                      EXERCISE OF WARRANT

2.1.                            General; Exercise.

(a)                                 General.  At any time on or after the date hereof and until 5:00 p.m., New York City time, on the Expiration Date, Holder may exercise this Warrant, on any Business Day, for all or any portion of the number of shares of Common Stock purchasable hereunder.

(b)                                 Exercise.  Holder may exercise this Warrant, in whole or in part, by delivering to the Company, at the Company’s principal offices at the address set forth in Section 13.1(b) or at such other office or agency designated by the Company pursuant to Section 13; the following: (i) a written notice of Holder’s election to exercise this Warrant specifying the number of shares of Common Stock to be purchased, (ii) payment of the aggregate Exercise Price for the shares of Common Stock for which the Warrant is being exercised; and (iii) this Warrant or the evidence and indemnity required by Section 10.  Such notice shall be substantially in the form of the Subscription Form attached to this Warrant as Exhibit A, duly executed by Holder or its agent or attorney.  Upon receipt thereof, the Company shall, as promptly as practicable, and in any event within three (3) Business Days thereafter, execute or cause to be executed and deliver or cause to be delivered to Holder a certificate reflecting Holder’s ownership of the aggregate number shares of Common Stock issuable upon such exercise.  The Company shall update or cause to be updated its records to reflect ownership of such shares of Common Stock in the name of Holder or such other name as shall be designated in the notice.  This Warrant shall be deemed to have been exercised and such shares of Common Stock shall be deemed to have been issued, and Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares of Common

Stock for all purposes, as of the date the notice, together with payment of the aggregate Exercise Price and this Warrant, is received by the Company as described above and all taxes required to be paid by Holder, if any, pursuant to Section 2.2 prior to the issuance of such shares of Common Stock have been paid.  If this Warrant has been exercised in part, the Company shall, at the time of delivery of the certificate representing the Warrant Shares, deliver to Holder a new Warrant evidencing the right of Holder to purchase the unpurchased shares of Common Stock subject to this Warrant, which new Warrant shall in all other respects be identical with this Warrant, or, at the request of Holder, appropriate notation may be made on this Warrant and the same returned to Holder.  Payment of the Exercise Price shall be made at the option of Holder by certified or official bank check or by wire transfer of immediately available funds.

2.2.                            Payment of Taxes.  The Company shall pay all transfer, stamp or similar taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of this Warrant and of the shares of Common Stock issuable upon exercise hereof, unless such taxes or charges are imposed by law upon Holder, in which case, Holder shall pay such taxes or charges.  The Company shall not be required to pay any tax or other charge imposed in connection with any transfer upon exercise of this Warrant resulting in any Warrant Shares being registered in any name other than that of Holder, and in such case, the Company shall not be required to register such Warrant Shares in any name other than Holder until such tax or other charge has been paid or it has been established to the reasonable satisfaction of the Company that no such tax or other charge is due.

2.3.                            Fractional Shares.  The Company shall not be required to issue a fractional share of Common Stock upon the exercise of this Warrant.  If the Holder would otherwise be entitled to any fraction of a share upon such exercise, the number of shares issuable on such exercise shall be rounded down to the nearest whole number.

3.                                      TRANSFER, DIVISION AND COMBINATION

3.1.                            Transfer.  Transfer Generally. Subject to the terms and conditions hereof, and compliance with applicable securities laws, transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company referred to in Section 13.1(b) or the office or agency designated by the Company pursuant to Section 11, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney.  Upon such surrender the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned in compliance with any restrictions on transfer, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

3.2.                            Division and Combination.  This Warrant may be divided upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney.  Subject to compliance with Section 3.1, as to any transfer that may be involved in such division or combination, the Company shall execute and deliver a new

Warrant or Warrants in exchange for the Warrant or Warrants to be divided in accordance with such notice.

3.3.                            Expenses.  The Company shall prepare, issue and deliver at its own cost and expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

3.4.                            Maintenance of Books.  The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

4.                                      ADJUSTMENTS.  The number of shares of Common Stock for which this Warrant is exercisable, and the Exercise Price, shall be subject to adjustment from time to time as set forth in this Section 4.

4.1.                            Distributions, Subdivisions and Combinations.  If, at any time, the Company:

(a)                                 takes a record of holders of shares of Common Stock for the purpose of entitling them to receive a distribution payable in, or other distribution of, shares of Common Stock;

(b)                                 subdivides its outstanding shares of Common Stock into a larger number of shares of Common Stock; or

(c)                                  combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock;

then (i) the number of shares of Common Stock for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock that a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (ii) the Exercise Price shall be adjusted to equal (A) the Exercise Price immediately prior to such adjustment multiplied by the number of shares of Common Stock for which this Warrant is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Warrant is exercisable immediately after such adjustment.

4.2.                            Reclassification or Merger.  In case of any reclassification or change of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger or consolidation of the Company with or into another entity (other than a merger or consolidation with another entity in which the Company is the surviving entity and which does not result in any reclassification or change of the Common Stock), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the Holder a new Warrant, or the Company shall make appropriate provision without the issuance of a new Warrant (in each case, in form and substance satisfactory to the Holder), so that the Holder shall have the right to receive upon exercise of this Warrant, at a total Exercise Price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger, consolidation or sale by a holder of the number of shares of Common Stock then purchasable under this Warrant, or if no shares of Common Stock are then outstanding, by a holder of the number of shares of Common Stock into which the number shares of Common Stock then purchasable under this Warrant would then be convertible. The provisions of this Section 4.2 shall similarly apply to successive reclassifications, changes, mergers, consolidations and sales.

4.3.                            Voluntary Reduction of Exercise Price by the Company.  At any time the Company may, at its option, voluntarily reduce the then-current Exercise Price to such amount (the “Reduced Exercise Price”) and for such period or periods of time which may be through the Expiration Date (the “Reduced Exercise Price Period”) as may be deemed appropriate by the Board of Directors of the Company.  Notice of any such Reduced Exercise Price and Reduced Exercise Price Period shall be given to the Holder in the manner provided in Section 5 hereof.  After the termination of the Reduced Exercise Price Period, the Exercise Price shall be the Exercise Price that would have been in effect had there been no reduction in the Exercise Price pursuant to the provisions of this Section 4.3.  Any adjustment in the Exercise Price pursuant to any other provision of this Section 4 during the Reduced Exercise Price Period shall also be made in the Reduced Exercise Price in the manner specified in such other provision.

4.4.                            Other Provisions Applicable to Adjustments under this Section.  The following provisions shall be applicable to making adjustments to the number of shares of Common Stock for which this Warrant is exercisable and the Exercise Price provided for in this Section 4:

(a)                                 When Adjustments to Be Made.  The adjustments required by this Section 4 shall be made whenever and as often as any specified event requiring an adjustment shall occur.

(b)                                 Timing of Issuance of Additional Shares Upon Adjustments.  In any case in which the provisions of this Section 4 shall require that an adjustment shall become effective immediately after a record date for an event, the Company, upon exercise of this Warrant after such record date and before the occurrence of such event, may defer until the occurrence of such event issuing to Holder the shares of Common Stock or other property issuable or deliverable upon exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable or deliverable upon such exercise before giving effect to such adjustment; provided, however, that the Company shall, upon request of Holder, deliver to Holder an appropriate instrument evidencing Holder’s right to receive such shares or other property upon the occurrence of the event requiring such adjustment.

(c)                                  Fractional Interests.  In computing adjustments under this Section 4, fractional interests in shares shall be taken into account to the nearest 1/10th of a share.

(d)                                 When Adjustment Not Required.  If the Company takes a record of holders of shares of Common Stock for the purpose of entitling them to receive a distribution of shares of Common Stock for which an adjustment is required under this Section 4 and, thereafter and before the distribution to holders thereof, legally abandons its plan to pay or deliver such distribution, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

(e)                                  No Adjustment of Exercise Price Below Par Value.  Notwithstanding anything herein to the contrary, the Exercise Price shall not be adjusted to an amount less than the per share par value of the Common Stock.

5.                                      NOTICES TO WARRANT HOLDERS

5.1.                            Notice of Adjustments.  Whenever the number of shares of Common Stock for which this Warrant is exercisable or the Exercise Price is adjusted pursuant to Section 4, the Company shall prepare a written notice, setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated, specifying the number of shares of Common Stock for which this Warrant is exercisable and describing the number and kind of any other shares or other property for which this Warrant is exercisable, and any change in the Exercise Price, after giving effect to such adjustment or change.  The Company shall promptly cause such notice to be delivered to each Holder in accordance with Section 13.1.  The Company shall keep at its office or agency designated pursuant to Section 13 copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any Holder.

5.2.                            Notice of Company Action.  If at any time:

(a)                                 the Company takes a record of holders of shares of Common Stock for the purpose of entitling them to receive a distribution of any type, including cash, property, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of any class or series or any other securities or property, or to receive any other right; or

(b)                                 there is a proposed voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder: (i) at least ten (10) calendar days’ prior written notice of the date on which a record date shall be selected for such distribution or right and (ii) at least twenty (20) calendar days’ prior written notice of the date on which a record date shall be selected or for determining rights to vote in respect of any such disposition, dissolution, liquidation or winding up.  Such notice shall specify, as applicable: (i) the date on which any such record is to be taken for the purpose of such distribution or right, the date on which holders of shares of Common Stock shall be entitled to any such distribution or right, and the amount and character thereof and (ii) the date on which any such disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which holders of shares of Common Stock shall be entitled to exchange their Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up.  Each such written notice shall be deemed sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 13.1.

6.                                      REDEMPTION.

6.1.                            Right to Redeem.  At any time the Company may, at its option, redeem this Warrant in whole or in part, for a redemption price of $0.001 per share of Common Stock issuable upon exercise of this Warrant or such part thereof (subject to equitable adjustment to reflect stock splits, stock dividends, stock combinations, recapitalizations and like occurrences)

(the “Redemption Price”), on at least thirty (30) days’ prior written notice to the Holder.  In the event the Company exercises its right to redeem this Warrant, the Expiration Date shall be deemed to be the date fixed for redemption in such notice (the “Redemption Date”), and this Warrant may be exercised until the 5:00 p.m., New York City time, on the Redemption Date.  If this Warrant or any part thereof called for redemption is not exercised by such time, it will cease to be exercisable and the registered holder thereof will be entitled only to the Redemption Price.  The Company shall not take any action pursuant to this Section 6 unless it takes the same action with respect to all warrants governed by the Warrant Agreement.

6.2.                            Notice of Redemption. If the Company exercises its right to redeem all or a portion of this Warrant, then it shall give or cause to be given to the Holder a notice of redemption in accordance with Section 13.  Any notice given in the manner provided herein shall be conclusively presumed to have been duly given, whether or not the registered the Holder receives such notice.                                          The notice of redemption shall specify (i) the Redemption Price, (ii) the Redemption Date, which shall in no event be less than thirty (30) days after such notice, (iii) the place where this Warrant must be delivered and the Redemption Price paid, and (iv) that the right to exercise this Warrant shall terminate at 5:00 p.m., New York City time, on the Redemption Date.

6.3.                            Warrant No Longer Execisable; Payment of Redemption Price.  Any right to exercise this Warrant shall terminate at 5:00 p.m., New York City time, on the Redemption Date.  The Redemption Price payable to the Holder shall be mailed to the Holder at the address of Holder appearing on the books and records of the Company and delivered in accordance with Section 13.1.

7.                                      NO IMPAIRMENT.  The Company shall not by any action, including, without limitation, through any amendment to its certificate of incorporation or bylaws, through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, directly or indirectly avoid or seek to avoid the observance or performance of any of the terms of this Warrant or impair or diminish the value of this Warrant, but will at all times in good faith assist in carrying out all such actions as may be reasonably necessary or appropriate to protect the rights of Holder against impairment.

8.                                      RESERVATION AND AUTHORIZATION OF SHARES.  The Company shall at all times reserve and keep available for issue upon the exercise of this Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.  All shares of Common Stock, when issued upon exercise of this Warrant and payment therefor in accordance with the terms of this Warrant, shall be duly and validly issued and fully paid and nonassessable, and not subject to preemptive rights.

9.                                      RESTRICTIONS; RESTRICTIVE LEGEND.  Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant will, unless registered under the Securities Act, have restrictions upon resale as imposed by federal and state securities laws and the terms and conditions of this Warrant.  Each Share certificate, if any, representing Warrant Shares shall bear the following legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  NO TRANSFER, SALE,

ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS (SUCH FEDERAL AND STATE LAWS, THE “SECURITIES LAWS”), (B) PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE SECURITIES ACT AS EVIDENCED BY THE CORPORATION BEING FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT, OR (C) PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

10.                               LOSS OR MUTILATION.  Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant and

(a)                                 in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the Holder of such Warrant has a minimum net worth of at least fifty million dollars ($50,000,000), such Holder’s own unsecured agreement of indemnity shall be deemed to be satisfactory), or

(b)                                 in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Warrant, dated the date of the original Warrant.

11.                               OFFICE OF THE COMPANY.  The Company shall maintain an office or agency (which may be the principal executive offices of the Company) where this Warrant may be presented for exercise, registration of transfer or division as provided in this Warrant.

12.                               LIMITATION OF LIABILITY; NO RIGHTS AS A SHAREHOLDER.  No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration of the rights or privileges of Holder contained herein, shall give rise to any liability of Holder for the purchase price of any shares of Common Stock or as a holder of shares of Common Stock, whether such liability is asserted by the Company or by creditors of Company.  This Warrant does not entitle the Holder to any rights as a stockholder of the Company prior to the exercise hereof.

13.                               MISCELLANEOUS

13.1.                     Notice Generally.  Any notice, demand, request, consent, approval, declaration, delivery, or other communication to be made pursuant to the provisions of this Warrant shall be deemed sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

(a)                                 If to any Holder or holder of Warrant Shares, at its last known address appearing on the books of the Company maintained for such purpose.

(b)                                 If to the Company at:

Magnum Hunter Resources Corporation

Attn: General Counsel

777 Post Oak Blvd., Suite 650

Houston, Texas 77056

Facsimile: 832-369-6992

or at such address as may be substituted by notice given as herein provided.  The party entitled to receive any notice required hereunder may waive such notice in writing.  Every notice, demand, request, consent, approval, declaration, delivery, or other communication hereunder shall be deemed to have been duly given or served on the earlier of (i) the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback, or (ii) in the case of any notice delivered pursuant to Section 2, three (3) Business Days after the same shall have been deposited in the United States mail. Notice by electronic mail shall not constitute effective notice hereunder.

13.2.                     Successors and Assigns.  Subject to the provisions of Section 3.1, this Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the permitted successors and assigns of Holder.  This Warrant and all rights evidenced hereby may be transferred by Holder to any Person in accordance with the terms of hereof and law, including without limitation, the Securities Act.

13.3.                     Amendment.  This Warrant may be modified or amended or the provisions hereof waived only with the prior written consent of the Company and Holder.  No course of dealing or any delay or failure to exercise any right hereunder on the part of a party shall operate as a waiver of such right or otherwise prejudice its rights, powers, or remedies.

13.4.                     Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

13.5.                     Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

13.6.                     GOVERNING LAW.  ALL ISSUES AND QUESTIONS CONCERNING THE APPLICATION, CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

13.7.                     JURISDICTION.  EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.

13.8.                     Facsimile Signature.  The signature on this Warrant may be by facsimile, with original signature page to be substituted therefor.

13.9                        Warrant Agreement.   The Company hereby covenants and agrees that it will not make any changes to the Warrant Agreement, or take any actions under the Warrant Agreement, in each case that are advantageous to holders of the warrants governed by the Warrant Agreement (regardless of whether such changes or actions are contemplated by the terms of the Warrant Agreement) unless it contemporaneously makes the same changes to, and takes the same actions under, as the case may be, this Warrant and the Other SPA Warrants (except to the extent that any such change or action relates to terms of the Warrant Agreement that are different from the terms of, or as to which no corresponding provision is included in, this Warrant and the Other SPA Warrants and does not result in the terms of the Warrant Agreement being more favorable to warrant holders than the terms of this Warrant and the Other SPA Warrants).  The Company further agrees to take such other actions (such as entering into amendments to this Warrant) as the Holder may reasonably request to further effectuate the foregoing.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the Company and Holder have caused this Warrant to be duly executed by its authorized officer as of the date first above written.

COMPANY:

MAGNUM HUNTER RESOURCES CORPORATION

By:
Name:
Title:

SIGNATURE PAGE

TO WARRANT

HOLDER:

[WARRANT HOLDER]

By:
Name:
Title:

SIGNATURE PAGE

TO WARRANT

EXHIBIT A

SUBSCRIPTION FORM

[To be executed only upon exercise of Warrant]

The undersigned registered owner of this Warrant irrevocably exercises this Warrant for the purchase of            shares of Common Stock of Magnum Hunter Resources Corporation, a Delaware corporation, and herewith makes payment therefor, all at the price and on the terms and conditions specified in the Warrant and requests that certificates for the shares of Common Stock hereby purchased (and any securities or property issuable upon such exercise) to be issued in the name of the undersigned and delivered to the undersigned as follows:

Name	Address

The undersigned hereby represents and warrants to the Company as follows: (i) the undersigned is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act and has such knowledge and experience in business and financial matters and with respect to investments in securities such as the Common so as to enable it to understand and evaluate the risks of its investment in the Common Stock, (ii)  the undersigned is acquiring the shares of Common Stock for its own account and for investment and not with a view to the distribution thereof in violation of the Securities Act, and (iii) the undersigned understands that the shares will not be transferable except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

If the exercise of the Warrant pursuant hereto shall not be for all the shares of Common Stock purchasable under this Warrant, a new Warrant of like tenor is to be issued in the name of and delivered to the undersigned for the remaining balance thereof.

(Name of Registered Owner)

(Signature of Registered Owner)

(Street Address)

(City)	(State)	(Zip Code)

NOTICE:                                            The signature on this subscription must correspond with the names as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT A

EXHIBIT B

ASSIGNMENT FORM

FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name and Address of Assignee	Number of Shares of Common Stock

If the number of shares of Common Stock is not all of the shares of Common Stock issuable upon exercise of this Warrant, a new Warrant of like tenor is to be issued in the name of and delivered to the undersigned with respect to the balance remaining of the shares of Common Stock issuable upon exercise of this Warrant.

Dated:	Print Name:

Signature:

Witness:

NOTICE:                                            The signature on this assignment must correspond with the name as written upon the face of the Warrant in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT B